PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N Ryan Beck Meeting August 1, 2006

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2005, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction and Overview • Key Strategies • Financial Performance

Introduction and Overview
Introduction and Overview
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of  6/30/06)
– Serves individuals, families, small businesses
and larger companies in Greater Baltimore,
Greater Washington and Central Virginia
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2006 Banking Office Network 2006 154 Branches 154 Branches Green dots are in-store, red triangles are traditional locations.

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

30 40 50 60 70 80 90 100 Baltimore Sub MD Northern VA Richmond Virginia and Washington Virginia and Washington Metro Expansion Metro Expansion TOTAL AWARENESS

Strategic Priorities Strategic Priorities Consistently execute a high performance customer relationship focused sales culture

Customer Relationship Strategy
Customer Relationship Strategy
Provident Bank’s vision is to be chosen
as our customers’ primary bank
because we consistently execute our
business as The Right Size Bank.

Customer Relationship Strategy Customer Relationship Strategy Executing our Vision • Acquire • Enhance • Retain

Acquire Customer Relationships
Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
• Right size bank positioning
• Unparalleled convenience
• Value-oriented product line
• Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships
Enhance Customer Relationships
The Opportunity
The Opportunity
3.34 329
Real Estate
4.12 645
Commercial
3.00 31,805
Small
Business
2.75 302,483
Retail
Provident
Cross Sell
Households
Data is as of Q2 2006

Enhance Customer Relationships
Enhance Customer Relationships
• Leverage customer segmentation methodology
• Build a relationship sales culture
• Roll-out sales and leadership training
• Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
• Utilize on-boarding program for all customers
• Survey customers’ satisfaction quarterly
• Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Strategic Priorities Strategic Priorities Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience

Employee Development
Employee Development
and Retention
and Retention
• Succession planning for key positions
• Compensation awards based upon results
• Expanded training curriculum with additional
online development offerings
• Disciplined performance management system

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Customer Deposits Customer Deposits 25% 75% Consumer Deposits Commercial Deposits 25% 19% 39% 17% Savings Deposits Time Deposits Demand Deposits MM Deposits 2Q06 2Q06 $3,601,766 $3,601,766

Loan Portfolio
Loan Portfolio
37%
52%
11%
Consumer Loans
Commercial Loans
Acquired & Originated Residential
1%
11%
25%
11%
33%
19%
Commercial Mortgage
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
2Q06 2Q06
$3,729,149
$3,729,149

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,309
$3,244
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06
CAGR Core Loans = 18.84%
CAGR Total Assets = 6.72%
Average balances ($ Millions)
$3,602
$3,565
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06
CAGR Core Deposits = 8.40%

Commercial Loan
Commercial Loan
and Deposit/Repo Growth
and Deposit/Repo Growth
Average Balances (millions)
2001 2002 2003 2004 2005 1Q06 2Q06
Baltimore VA/Wash
$875
$924
$997
LOANS
2001 2002 2003 2004 2005 1Q06 2Q06
$427
$579
$680
DEPOSIT/REPO
(Excludes Money Market CDs)
$983
CAGR 2001-2005  Loans            19%
CAGR 2001-2005  Deposits        28%
$1,477
$1,776
$1,144
$1,910
$1,144
$1,958
$1,172

Consumer Loan and
Consumer Loan and
Deposit Growth
Deposit Growth
Average Balances (millions)
2001 2002 2003 2004 2005 1Q06 2Q06
Baltimore VA/Wash
$797
$858
$929
LOANS
(Excludes originated and
acquired residential)
2001 2002 2003 2004 2005 1Q06 2Q06
$2,289 $2,331
$2,362
DEPOSITS
(Excludes Brokered CDs)
$2,630
CAGR 2001-2005  Loans            12%
CAGR 2001-2005  Deposits         4%
$1,095
$1,264
$2,684
$1,351
$2,707
$1,367
$2,717

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

Provident Bank Branches
Provident Bank Branches
1997– Citizens Savings Bank   2004 – Southern Financial acquisition
61
62
63
91
91 91
34
37
50 50
51
34 34
36
56
59
89
58
58
8
5
10 10
18
15
33
42
42
51
59
60
1992 1993 1994 1995 1996 1997* 1998 1999 2000 2001 2002 2003 2004* 2005 1Q06 2Q06
Traditional In-Store/ATM Plus

67
67
87
86 86
82
51
35
43
32
24
15 15
66
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06 2Q06
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Expansion Opportunities
Expansion Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches
$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposit Opportunity =
$1,266,645,940
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
Opportunity = $192,160,881
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income Opportunity =
$35,381,793

Strategic Priorities Strategic Priorities Improve financial fundamentals

Strategic Priorities
Strategic Priorities
Improve Financial Fundamentals
Improve Financial Fundamentals
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Balance Sheet Transformation
Balance Sheet Transformation
Components of Earning Assets
Components of Earning Assets
44%
24%
32%
Commercial & Consumer Loans (Core)
Originated & Acquired Residential Loans (Non-core)
Investment Securities
7%
59%
34%
2Q06 1995
$2,851,766
$5,670,513

Balance Sheet Transformation
Balance Sheet Transformation
Loans / Assets
Loans / Assets
32.9%
36.4%
39.6%
43.6%
50.7%
51.4%
52.3%
30.0%
40.0%
50.0%
60.0%
70.0%
2001 2002 2003 2004 2005 1Q06 2Q06
Note: Ratio is represented by core loans to assets.

Balance Sheet Transformation
Balance Sheet Transformation
2006 YTD
2006 YTD
Transition
Amount Spread
Growth in Core Loans $   355,000 2.40%
Reduction In Wholesale Loans (236,000) 1.34%
Reduction in Investments (198,000)              0.40%
( in $000’s)

Balance Sheet Transformation
Balance Sheet Transformation
Our Plan
Our Plan
Direct Loans
65%
Investments
30%
Wholesale
Loans
5%
Investments
25%
Direct
Loans
75%
% of Assets
Today Opportunity
Total Earnings Opportunity = $7+ million

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,309
$3,244
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06
CAGR Core Loans = 18.84%
CAGR (Total Assets) = 6.72%
Average balances ($ Millions)
$3,602
$3,565
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 1Q06 2Q06
CAGR Core Deposits = 8.40%

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Solid Fee Income Growth Solid Fee Income Growth $113,547 $74,955 $86,394 $92,752 $100,840 $112,072 $126,418 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 CAGR = 10.58%

Solid Fee Income Growth Solid Fee Income Growth Annual Fees Per DDA Account Annual Fees Per DDA Account 0 50 100 150 200 250 300 Fee Income Per Consumer DDA CAGR = 13%

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Improved Asset Quality
Improved Asset Quality
Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.09%
0.13%
0.15%
0.27%
0.34%
0.46%
0.71%
0.05%
0.15%
0.25%
0.35%
0.45%
0.55%
0.65%
0.75%
2001 2002 2003 2004 2005 1Q06 2Q06

Improved Asset Quality Improved Asset Quality Reserves / Loans Reserves / Loans 1.19% 1.21% 1.30% 1.24% 1.27% 1.24% 1.29% 1.1% 1.2% 1.3% 1.4% 1.5% 2001 2002 2003 2004 2005 1Q06 2Q06

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Higher Capital Levels
Higher Capital Levels
Tangible Common Equity Ratio
Tangible Common Equity Ratio
6.41% 6.41%
6.27%
5.52%
6.20%
5.97%
5.77%
5.0%
5.5%
6.0%
6.5%
7.0%
2001 2002 2003 2004 2005 1Q06 2Q06
Tangible common equity ratio: tangible equity less mark to market adjustments as a percentage of tangible assets

Equity Summary Equity Summary 2Q 2006 2Q 2006 • Current yield: 3.22% • Shares repurchased: 312,000 • P/E ratio: 16.2 x • Market Capitalization: $ 1.2 billion

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Net Interest Margin
Net Interest Margin
3.74%
3.72%
3.34%
3.21%
3.14%
2.89%
3.52%
2.8%
3.2%
3.6%
4.0%
2001 2002 2003 2004 2005 1Q06 2Q06

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Return on Assets
Return on Assets
1.17%
1.26%
0.81%
1.00%
1.03%
1.02%
1.14%
0.60%
0.80%
1.00%
1.20%
1.40%
2001 2002 2003 2004 2005 1Q06 2Q06

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Reported Earnings Per Share
Reported Earnings Per Share
$2.17
$2.00
$2.05
$1.88
$1.56
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
2001 2002 2003 2004 2005

Equity Summary 2003 - Equity Summary 2003 - 2005 2005 Total Return Comparison Total Return Comparison 53.23% 43.79% 61.74% SNL Bank Index Peer Group Provident

Appendix
Appendix
Agency
4%
Nonagency
4%
Other
4%
GNMA
3%
ABS
27%
1%
7x1
2%
5x1
3%
3x1
0%
Other Fixed
7%
6.50%+
4%
0.06
4%
0.055
9%
0.05
19%
4.00-4.50%
9%
Floating Rate
CMO
Hybrid
Portfolio Allocation as of 06/30/05
Agency
3%
Nonagency
4%
Other
4% GNMA
1%
ABS
33%
Conventional
1%
7x1
2%
5x1
2%
3x1
0%
Other Fixed
13%
6.50%+
2%
6.00%
4%
5.50%
7%
5.00%
17%
4.00-4.50%
7%
Floating Rate
Hybrid
MBS
MBS
CMO
Portfolio Allocation as of 06/30/06

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080